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                                                                    EXHIBIT 4.10

                              CROSS-REFERENCE TABLE

  TIA                                                                                     Indenture
Section                                                                                    Section
-------                                                                                  -----------
310 (a)(1).........................................................................      7.10
    (a)(2).........................................................................      7.10
    (a)(3).........................................................................      N.A.
    (a)(4).........................................................................      N.A.
    (a)(5).........................................................................      7.10
    (b)............................................................................      7.10
    (c)............................................................................      N.A.
311 (a)............................................................................      7.11
    (b)............................................................................      7.11
    (c)............................................................................      N.A.
312 (a)............................................................................      2.05
    (b)............................................................................      12.03
    (c)............................................................................      12.03
313 (a)............................................................................      7.06
    (b)(2).........................................................................      7.06; 7.07
    (c)............................................................................      7.06; 12.02
    (d)............................................................................      7.06
314 (a)............................................................................      4.03
314 (a)(4).........................................................................      12.05
    (c)(1).........................................................................      12.04
    (c)(2).........................................................................      12.04
    (c)(3).........................................................................      N.A.
    (e)............................................................................      12.05
    (f)............................................................................      N.A.
315 (a)............................................................................      7.01
    (b)............................................................................      7.05;12.02
    (c)............................................................................      7.01
    (d)............................................................................      7.01
    (e)............................................................................      6.11
316 (a) (last sentence)............................................................      2.09
    (a)(1)(A)......................................................................      6.05
    (a)(1)(B)......................................................................      6.04
    (a)(2).........................................................................      N.A.
    (b)............................................................................      6.06; 6.07
    (c)............................................................................      2.12
317 (a)(1).........................................................................      6.08
    (a)(2).........................................................................      6.09
    (b)............................................................................      2.04
318 (a)............................................................................      12.01
    (b)............................................................................      N.A.
    (c)............................................................................      12.01

---------------------------

N.A. means Not Applicable

Note:  This Cross-Reference Table is not part of this Agreement.